Investment Strategy - Balanced Fund	Apr. 01, 2026
Prospectus [Line Items]
Strategy [Heading]	1. The first two paragraphs in the section entitled “Principal Investment Strategies” for the Tributary Balanced Fund, beginning on page 15 of the Prospectus, will be deleted in its entirety and replaced with the following:
Strategy Narrative [Text Block]

The Fund’s Adviser will allocate its assets among stocks, fixed income securities, and cash equivalents. The Fund will normally invest 25% to 75% of its assets in stocks and convertible securities and at least 25% of its total assets in fixed income securities. The Fund may also invest in preferred stocks and warrants. The Fund may invest in securities issued by companies with large, medium, or small capitalizations. The fixed income securities in which the Fund may invest include corporate bonds, foreign or Yankee bonds, municipal bonds, obligations issued or guaranteed by the U.S. government (or it agencies or instrumentalities), convertible securities, certain restricted securities, and in fixed income securities with variable or floating interest rates. The Fund may also enter into repurchase agreements.

With respect to the equity portion of the Fund, the Adviser intends to target companies with above average sales and earnings growth characteristics and below average valuations with a focus on investing in companies that have an improving profit outlook. The Adviser employs strategies to control the risks of the Fund’s equity holdings, including diversifying stockholdings across the major economic sectors and individual companies.

Strategy Portfolio Concentration [Text]	The Fund will normally invest 25% to 75% of its assets in stocks and convertible securities and at least 25% of its total assets in fixed income securities.